UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 29, 2006

FMC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1803 Gears Road, Houston, TX 77067

(Address of principal executive offices) (Zip Code)

(281) 591-4000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – Financial Information

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 29, 2006, FMC Technologies, Inc. (the “Company”) completed the sale of its Floating Systems business to MODEC, Inc. for $54.4 million in cash. The sales agreement was previously announced on November 29, 2006. The Company’s Floating Systems business develops and manufactures SOFEC® turrets and mooring systems for floating production storage and offloading vessels and offshore marine loading systems.

Until the sale date, Floating Systems’ results were consolidated into the Energy Production Systems segment of the Company’s financial statements. Subsequent to the sale, the Company has no continuing involvement in floating production systems. Accordingly, in the Company’s 2006 annual report on Form 10-K, Floating Systems’ results, as well as those of a minor FoodTech unit, will be reported as discontinued operations for all periods presented.

The Company, through its Floating Systems subsidiary, was a partner in the MODEC International LLC joint venture with MODEC, Inc. until 2004, at which time the Company sold its share of the joint venture to MODEC, Inc. for a combination of cash and common stock. In 2005, the Company sold all of its shares of MODEC, Inc. common stock, thereby ending the related party affiliation.

SECTION 9 – Financial Statements and Exhibits

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(b)(1) Pro Forma Financial Information:

Included as Exhibit 99.1 to this Form 8-K are (i) unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2006 and the year ended December 31, 2005 that give effect to the sale of Floating Systems as if the sale had occurred on January 1, 2005 and (ii) an unaudited pro forma condensed consolidated balance sheet as of September 30, 2006 that gives effect to the sale of Floating Systems as if the sale had occurred on September 30, 2006.

These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the sale of Floating Systems been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma financial statements and the accompanying notes should be read together with (i) the Company’s annual report on Form 10-K for the year ended December 31, 2005 and (ii) the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2006.

(d) Exhibits:

99.1	Unaudited pro forma financial statements:

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 2006

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2005

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC TECHNOLOGIES, INC.

By:	William H. Schumann, III
William H. Schumann, III
Senior Vice President and Chief Financial Officer

Date: January 3, 2007